SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 14, 1997

                       NORFOLK SOUTHERN RAILWAY COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                                 1-743; 1-3744;
           Virginia             1-4793; 1-546-2            53-6002016
    ------------------------  --------------------    --------------------
     (State of Incorporation) (Commission File No.)       (IRS Employer
                                                       Identification No.)

                            Three Commercial Place
                         Norfolk, Virginia  23510-2191
                  ----------------------------------------
                  (Address of principal executive offices)

                               (757) 629-2682
                        ------------------------------
                       (Registrant's telephone number)

                                   No Change
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)



     ITEM 5.   OTHER EVENTS

               On May 14, 1997, Norfolk Southern Corporation ("NSC"), which owns all of the Registrant's common stock, entered into (i) a Pricing Agreement, dated May 14, 1997, with J.P. Morgan Securities Inc., for themselves and as representative of the Underwriters named therein (the "Underwriters"), which incorporates the provisions of the Underwriting Agreement of NSC, dated May 14, 1997 (the "Underwriting Agreement"), in connection with the proposed issuance and sale of NSC's 6.70% Notes due May 1, 2000, 6.95% Notes due May 1, 2002, 7.70% Note due May 15, 2017 and 7.05% Notes due May 1, 2037 and (ii) a Pricing Agreement, dated May 14, 1997, with Merrill Lynch & Co., for themselves and as representative of the Underwriters, which incorporates the provisions of the Underwriting Agreement, in connection with the proposed issuance and sale of NSC's 6.875% Notes due May 1, 2001, 7.35% Notes due May 15, 2007, 7.80% Notes due May 15, 2027 and 7.90% Notes due May 1, 2097.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits:

                    1.1(a) The Underwriting Agreement of NSC, dated May 14, 1997, incorporated by reference to
                            Exhibit 1.1(a) to NSC's Current Report on
                            Form 8-K dated May 14, 1997.

                    1.1(b) Pricing Agreement, dated May 14, 1997, between NSC and J.P. Morgan Securities Inc., incorporated by reference to Exhibit 1.1(b) to NSC's Current Report on Form 8-K dated May 14, 1997.

                    1.1(c) Pricing Agreement, dated May 14, 1997, between NSC and Merrill Lynch & Co., incorporated by reference to Exhibit 1.1(c) to NSC's Current Report on Form 8-K dated May 14, 1997.

                    1.1(d) First Supplemental Indenture, dated May 19, 1997, between NSC and First Trust of New York, National Association, as Trust-ee, incorporated by reference to Exhibit 1.1(d) to NSC's Current Report on Form 8-K dated May 14, 1997.

                    5.1 Opinion of William A. Noell, Jr., Cor-porate Counsel of NSC, incorporated by ref-erence to Exhibit 5.1 to NSC's Current Report on Form 8-K dated May 14, 1997.

                    5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Under-writers, incorporated by reference to Ex-hibit 5.2 to NSC's Current Report on Form 8-K dated May 14, 1997.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 21, 1997

                                        NORFOLK SOUTHERN RAILWAY
                                        COMPANY (Registrant)

                                        By:  /s/ Dezora M. Martin
                                             Dezora M. Martin
                                             Assistant Corporate
                                             Secretary


                               EXHIBIT INDEX

          Exhibit
          Number          Description

          1.1(a) The Underwriting Agreement of NSC, dated May 14, 1997, incorporated by reference to Exhibit 1.1(a) to NSC's Current Report on Form 8-K dated May 14, 1997.

          1.1(b) Pricing Agreement, dated May 14, 1997, between NSC and J.P. Morgan Securities Inc., incorporated by reference to Exhibit 1.1(b) to NSC's Current
                    Report on Form 8-K dated May 14, 1997.

          1.1(c) Pricing Agreement, dated May 14, 1997, between NSC and Merrill Lynch & Co., incorporated by reference to Exhibit 1.1(c) to NSC's Current Report on Form 8-K dated May 14, 1997.

          1.1(d) First Supplemental Indenture, dated May 19, 1997, between NSC and First Trust of New York, National Association, as Trust ee, incorporated by reference to Exhibit 1.1(d) to NSC's Current Report on Form 8-K dated May 14, 1997.

          5.1       Opinion of William A. Noell, Jr., Corpo rate
                    Counsel of NSC, incorporated by reference to
                    Exhibit 5.1 to NSC's Current Report on Form 8-K dated May 14, 1997.

          5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Underwriters, incor-porated by reference to Exhibit 5.2 to NSC's Cur-rent Report on Form 8-K dated May 14, 1997.